ENDEAVOR SERIES TRUST (the "TRUST")
Supplement dated August 11, 1999
to the Prospectus dated May 1, 1999



	Effective August 11, 1999, Endeavor Value Equity Portfolio is being managed to follow a composite portfolio constructed by a group of senior portfolio managers at Oppenheimer Capital, the parent company of OpCap Advisors.

	Effective August 16, 1999, the mailing address of OpCap
Advisors is 1345 Avenue of the Americas, New York 10105-4800